Chesapeake

Natural Gas.
Natural Advantages.

Presentation Highlights
Week of February 24, 2003

The El Paso Transaction

- First class, under-managed Anadarko Basin gas assets acquired from a motivated seller at an attractive price in a negotiated transaction
- Very attractive acquisition metrics
  - $500 mm total cost; closing scheduled by March 31, 2003
  - Proved reserves: 328 bcfe for $450 mm = $1.37/mcfe
  - Probable/possible reserves and undeveloped leasehold: 70 bcfe and 84,000 net undeveloped acres for $50 mm
  - Low operating and drilling costs @ $0.25/mcfe and $1.00/mcfe
  - Reserves booked conservatively
  - Negative G&A: $2.5-3.0 mm in annual overhead recovery (618 operated wells)
  - 96% overlap with CHK's existing properties
- CHK's Mid-Continent scale and knowledge of assets = significant discount to full value
- Substantial exploration upside
  - Strong City has never been shot with 3-D seismic; 3.5 tcfe field, 1.0 tcfe proved reserves remaining
  - New 3-D could provide substantial new development and exploratory locations

The Vintage Transaction

- First class, under-managed Anadarko Basin gas assets acquired from a motivated seller at an attractive price in a negotiated transaction
- Very attractive acquisition metrics
  - $30 mm total cost; closing scheduled by March 31, 2003
  - Proved reserves: 22 bcfe for $27 mm = $1.23/mcfe
  - Probable/possible reserves and undeveloped leasehold: 8 bcfe and 12,000 net undeveloped acres for only $3 mm
  - Low operating and drilling costs: $0.68 and $1.19 per mcfe
  - Reserves booked conservatively
  - 88% property overlap with CHK's existing properties
- CHK's Mid-Continent scale and knowledge of assets = significant discount to full value
- Substantial exploration upside
  - CHK currently drilling 23,500' wildcat on CHK 3-D on VPI leasehold, 3rd deepest well being drilled in U.S.
  - Well has 20 bcfe potential for $8 mm cost
  - 10+ additional deep locations possible

Chesapeake
Natural Gas. Natural Advantages.

ONEOK Transaction In Review

- First class, under-managed Anadarko Basin gas assets from a motivated seller at an attractive price in a negotiated transaction
- Very attractive acquisition metrics
  - $300 mm total cost; closed on January 31, 2003
  - Proved reserves: 200 bcfe for $275 mm = $1.38/mcfe
  - Probable/possible reserves and undeveloped leasehold: 60 bcfe and 50,000 undeveloped acres for $25 mm
  - Low operating costs and drilling costs: $0.45 and $1.03 per mcfe
  - Negative G&A: $1.5-2.0 mm/year in annual in overhead recovery (498 operated wells)
  - Reserves booked conservatively
  - 86% property overlap with CHK's existing properties
- CHK's Mid-Continent scale and knowledge of assets = significant discount to full value
- CHK's geological and operational teams have already discovered unbooked reserves

Chesapeake
Natural Gas. Natural Advantages.

Favorable Acquisition Metrics

	ONEOK	EL PASO
Date of contract	11/25/02	2/21/03
Purchase price of reserves	$275 mm	$450 mm
Proved reserves	200 bcfe	328 bcfe
Production rate	47 mmcfe/d	67 mmcfe/d
	(17.2 bcfe/yr)	(24.5 bcfe/yr)
R/P ratio	11.6	13.4
Acquisition cost per mcfe	$1.38	$1.37
Property overlap	86%	96%
2003 gas strip(1)	$4.06	$5.84
2004 gas strip(1)	$3.90	$4.85
2005 gas strip(1)	$3.84	$4.28
LOE costs/mcfe	$0.45	$0.25
Acquisition + LOE cost per mcfe	$1.83	$1.62
Estimated first year EBITDA(2)	$53 mm	$139 mm
Purchase price to hedged EBITDA	5.2x	3.2x

(1) At date of contract
(2) 2/24/03 12 month strip for El Paso

Chesapeake
Natural Gas. Natural Advantages.

Focus and Economies of Scale Matter

- CHK is the only mid or large cap company executing its business strategy by focusing on
  - One product (gas)
  - One area (Mid-Continent)
- CHK's regional dominance
  - Mid-Continent is the 3rd largest gas producing basin
  - CHK is #1 gas producer in Mid-Continent (14% market share)
  - CHK is #1 driller in Mid-Continent (25% market share)
- Result? Steep discounts to full value!
  - Higher wellhead revenues (CHK produces ≈ 33% of new gas found in Mid-Continent = bargaining power)
  - Lower drilling costs (CHK generates ≈ 33% of all drilling costs in Mid-Continent = bargaining power)
  - Lower operating costs from unprecedented operational scale in field
- CHK's unique land and 3-D seismic inventory enables CHK to capture upside that others cannot

Chesapeake
Natural Gas, Natural Advantages

Chesapeake's Major Oklahoma Fields


Bradshaw
Hugoton
Garden City
Mocane-Laverne
Colorado
Kansas
Sahara
West Panhandle
Waynoka
Watonga/ Chickasha
Borger
Kingfisher
OKC
Anadarko Deep
Weatherford
Arkoma
Bradley
Strong City
Lindsay
Greater Mayfield
Cement
Mountain Front
Golden Trend
Knox
Texas
Bray
Sholem Alechem
Caddo-Springer
OKC Headquarters
Field Offices

Why We Love The Mid-Continent

- Long-lived, multi-pay gas reserves
  - Average R/P is 10-12 years; drilling success rate > 95%
- High wellhead realizations and low operating costs create superior returns on investment
  - Gas prices typically only $0.25 below Henry Hub
  - Extensive service and gas infrastructure = low costs
- Mid-Continent is large and ownership is fragmented
  - 3rd largest gas supply basin
  - Top 3 producers (CHK 14%, BP 7%, APA 7%) produce 28% of gas; 247 others produce next 62%; 5,000+ others produce last 10%
- Mid-Continent is "short" gas and "long" infrastructure
  - Leads to strong wellhead prices and low service and mid-stream costs, resulting in higher profitability per unit of production

Not all mcfe's are created equal!
Mid-Continent reserves are worth at least 50 cents more per mcfe in the ground than Rockies or San Juan assets

Chesapeake
Natural Gas. Natural Advantages.

CHK's Mid-Continent Machine:
We Are A Business, Not Just A Collection of Assets

- CHK's Mid-Continent focus and strategy are simple, clear and unique
- No other company impacts an important North American gas basin as CHK does the Mid-Continent
- Most other companies operate in many regions; this lack of focus often leads to mediocre returns
- Oklahoma is also unique:
  - The Anadarko and Arkoma Basins are extremely prolific, more than 150 tcfe has been produced to date
  - These basins are deep and complex, with much upside remaining below 15,000'
  - Until seismic reprocessing advances of last two years, the deep horizons were difficult to image
  - Land policies in Oklahoma are unique as well, big (640 acre) spacing units and forced pooling captures PUD value for CHK on favorable terms
- CHK's Mid-Continent land inventory and seismic database cannot be replicated by any other company

Chesapeake
Natural Gas, Natural Advantages

– Our competitive advantages lead to success
– Our success is repeatable year after year

CHK's Mid-Continent Stronghold

Top 10 Mid-Continent Gas Producers	2001 Bcfe's	Gross Operated Production Share %	Rigs Drilling @ 2/21/03[1]	
1. Chesapeake	186 [2]	11.6 %	26	(25%)
2. BP	114	7.1	2	
3. Apache	86	5.4	8	
4. Marathon	65	4.1	2	
5. Kaiser-Francis (private)	54	3.4	2	
6. Burlington	48	3.0	1	
7. Samson (private)	47	2.9	2	
8. ChevronTexaco	45	2.8	1	
9. El Paso	38	2.4	4	
10. Dominion	36	2.2	5	
Subtotal (Top 10)	719	45	53	(49%)
All Others	885	55	55	(51%)
Grand Total	1,604	100.0 %	108	

(1) Source: Smith International survey
(2) Pro forma for '02 acquisitions and ONEOK, does not include El Paso or Vintage transactions

Chesapeake
Natural Gas. Natural Advantages.

CHK's Drillbit Success

- CHK's ability to grow through the drillbit is a powerful competitive advantage
- In an industry where production has declined in 6 of last 6 quarters (and in 16 of last 22), CHK has generated drillbit growth in 5 of past 6
- Keys to success
  - Commitment to exploration – we want to find new gas
  - Mid-Continent is target rich – very complex geology, significant amounts of hidden gas, but 3-D and deep drilling expertise is required
  - Unparalleled leasehold and 3-D seismic inventory in Mid-Continent
  - Concentrated effort – 38 geologists/geophysicists working one region
  - Balanced approach – 70% development, 30% exploratory

Chesapeake
Natural Gas, Natural Advantages

Focus and Great Assets = Value Creation

Growth in a $100 Investment

February 4, 1993 (CHK IPO date) through February 20, 2003

		CHK Out-performance:
CHESAPEAKE	$600.50	
PEERS(1)	$271.31	121%
DOW JONES	$231.65	159%
NASDAQ	$187.80	220%
S&P 500	$186.20	222%

Chesapeake
Natural Gas, Natural Advantages

(1) Peers = APA, APC, BR, COG, DVN, EOG, FST, KMG, NBL, NFX, OEI, PPP, PXD, VPI, XTO

CHK's Thoughts on:

Strategy
Consolidation
Natural Gas

Chesapeake
Natural Gas. Natural Advantages.

CHK's Consistent Strategy

CHK's Goal: Deliver top tier returns to investors through a singular focus on natural gas in the Mid-Continent

- Make high-quality acquisitions
  - $2.7 billion since 1/98 @ $1.12 per mcfe
  - $1.9 billion since 1/00 @ $1.23 per mcfe
  - $1.1 billion since 1/02 @ $1.38 per mcfe
  - Focus on under-drilled, under-managed assets in the $0-500 million size
- Grow through the drillbit
  - Delivered sequential drillbit growth in 5 of last 6 quarters
  - 3rd most active driller in U.S., 31 rigs now, 35 post El Paso
  - Deepest driller in U.S. with special expertise in deep gas exploration, presently drilling 2 of 3 deepest wells in U.S.
  - 92% drilling success rate below 12,500' in the Mid-Continent since '00, demonstrates the value of our 3-D seismic

Chesapeake
Natural Gas. Natural Advantages.

CHK's Consistent Strategy, II

- Keep improving our balance sheet
  - Ebitda to interest coverage over 4.5:1 in '02
  - Shareholders' equity up $1.5 billion since 1/99[1]
  - $1.3+ billion of cash flow and $400+ mm of earnings possible in '03-'04, resulting in further balance sheet improvement
  - Will continue decreasing debt on a relative basis per mcfe and as a % of total book cap
- Concentrate on the Mid-Continent
  - Largest producer (14% market share, pro forma for El Paso)
  - Most active driller (25% market share)
  - Mid-Continent attributes: long-lived reserves, multi-pay targets, low drilling risks, high gas prices, low service costs, great regulatory environment
- CHK's results
  - $50,000 to $4.1 billion EV in 13 years[1]
  - 2.75 tcfe of proved reserves[1]
  - 91% natural gas
  - 8th largest U.S. independent gas producer

(1) Pro forma for pending financings and ONEOK, El Paso and Vintage acquisitions

Consolidation Will Continue To Benefit CHK

- Majors to super-majors
  - Less emphasis onshore in U.S., particularly in Mid-Continent
  - Playing a global gas game: blow down U.S. gas reserves, import stranded gas reserves – good news for majors' shareholders, bad news for U.S. gas consumers
- Large independents to super-independents
  - Less emphasis onshore in U.S., particularly in Mid-Continent
  - Conundrum: Too big for North America, too small for the world. What will they do?
- IPO threshold of $300-500 mm has increased from $50-100 mm in '93
  - Tough to build a company from zero to $300-500 mm, so they sell out along the way
  - CHK likes to buy these companies because most are not aggressive drillers, providing CHK with attractive under-exploited asset bases
- Ongoing turmoil among utilities, pipelines and power marketers may provide further Mid-Continent acquisition opportunities for CHK

Chesapeake
Natural Gas. Natural Advantages.

CHK's Outlook for Natural Gas

- CHK turned bearish in 1Q and 2Q of '01, hedged and made $200+ mm in '01 and '02
- Very bullish now, fundamentals have changed, gas prices should be very strong in '03 and '04: The Perfect Storm II has arrived!
- Gas: '03 - 55% hedged @ $4.70; Oil: 90% - '03 oil hedged @ $27.78(1)
- Natural gas still most environmentally friendly, but also most supply-constrained energy source; long-term demand looks very bright
- We love natural gas price volatility!
  - Creates opportunity to hedge unusually high prices to generate unusually high returns
  - Helps unlock the option value embedded in long-life reserves

(1) As of 2/24/03

Chesapeake
Natural Gas. Natural Advantages.

The Immovable Object (Supply) vs. The Irresistible Force (Demand)

- In the short run:
  - We're more likely headed to a 19-20 tcf economy than a 25-26 tcf economy by 2006; no way to get to 30 tcf by 2010
  - The gas price-sensitive consumer increasingly gets priced away
  - Each year will require successively higher prices to destroy more demand, which by definition will become more resistant to destruction
- In the longer run:
  - LNG to the rescue in '05-'06, maybe?
  - Arctic gas arrives in 2012, maybe?
  - Gas prices will average $4.00-$6.00 with lots of volatility in a $24+ oil world

It will be better to be a producer of energy than a consumer of energy during at least the next 5-10 years

Chesapeake
Natural Gas. Natural Advantages.

The Rise and Fall of U.S. Oil Production - Could It Happen to Natural Gas?



Annual production of U.S. crude oil
(Includes Alaska and offshore oil fields)
Billion Barrels Per Year
3
2
1
Forecast
1860
1900
1925
1950
1975
2000
2025
2050

Everyone knows we are on a long-term decline curve for oil in the U.S, has it now started for natural gas? CHK believes so.

Chesapeake

Source: ***Hubbert's Peak: The Impending World Oil Shortage*** by Kenneth S. Deffeyes

Yes It Can!



Annual production of U.S. natural gas
(Includes offshore natural gas fields)
Trillion Cubic Feet Per Year
22.5
15
7.5
0
1920
1930
1940
1950
1960
1970
1980
1990
2000
2010
2020
DOE
or
CHK?

Source: PIRA (2003)

The DOE believes domestic gas production can begin increasing again, CHK does not believe this is possible

U.S. Gas Production
By Year of First Production


Note: 1) Accelerating depletion rates
2) Has production peaked?
Bcfd
60
50
40
30
20
10
0
Drilling Year:
2003E
2002E
2001E
2000
1999
1998
1997
1996
1995
1994
1993
1992
1991
1990
Pre-1990
Pre-1990 base
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001E
2002E
2003E
Base Production Decline Rate:
17%
17%
16%
18%
19%
19%
20%
21%
23%
23%
25%
24%
27%
28%

Includes Data Supplied by Petroleum Information Corporation; and EOG Resources, Inc.

The Power Of Depletion

Top 20 U.S. Gas Producers: 7 up, 13 down in LTM

Company	Daily U.S. Natural Gas Production(1) 4Q 02	3Q 02	4Q 01	4Q 02 vs. 4Q 01 % Change	4Q 02 vs. 3Q 02 % Change
Newfield	415	378	347	19.6 %	9.8%
Chesapeake	538	507	450	19.6	6.1
Marathon	749	710	857	-12.6	5.5
Dominion	996	950	950 (2)	4.8	4.8
XTO	551	536	455	21.1	2.8
EOG	647	630	632	2.4	2.7
Burlington	917	900	1,076	-14.8	1.9
Devon	1,272	1,283	1,456 (2)	-12.6	-0.9
Kerr-McGee	685	694	632	8.4	-1.3
Conoco/Phillips	1,362	1,395	1,549	-12.1	-2.4
BP	3,360	3,450	3,621	-7.2	-2.6
Williams	553	573	595	-7.1	-3.5
Exxon/Mobil	2,264	2,351	2,575	-12.1	-3.7
Royal Dutch/Shell	1,703	1,780	1,608	5.9	-4.3
Oxy	538	564	600	-10.3	-4.6
El Paso	1,193 (3)	1,256	1,557 (3)	-23.4	-5.0
Apache	467	492	602	-22.4	-5.1
Anadarko	1,295	1,375	1,514	-14.5	-5.8
Unocal	659	716	860	-23.4	-8.0
Chevron/Texaco	2,207	2,406	2,530	-12.8	-8.3
Totals/Average	22,371	22,946	24,466	-8.6 %	-2.5 %

The Shrinking 13!

(1) In mmcf per day
(2) Adjusted for acquisitions
(3) Estimate

13 bracketed companies: -2.14 bcf in one year, or 11% of their production!

Chesapeake
Natural Gas. Natural Advantages.

Drilling Can Not Keep Pace With Depletion

USA Drilling Activity

	Rigs Drilling @ 2/14/03	12/31/02	6/30/02	% of Total Drilling @ 2/14	2002 US Gas Prod Growth %
1. Anadarko	45	31	22	5.1 %	-14.5 %
2. El Paso	38	46	42	4.3	-23.4
3. Chesapeake	31	25	28	3.3	19.6
4. BP	28	26	40	3.2	-7.2
5. XTO	27	22	19	3.1	-21.1
6. Dominion	24	21	32	2.7	4.8
7. Devon	23	22	24	2.6	12.6
8. EOG	18	24	28	2.1	2.4
9. ConocoPhillips	17	17	22	1.9	-12.1
10. Burlington	16	15	6	1.8	-14.8
11. ChevronTexaco	16	12	23	1.8	-12.8
12. Apache	15	10	12	1.7	-22.4
13. ExxonMobil	13	14	24	1.5	-12.1
14. Pioneer	13	10	5	1.5	27.6
15. Kerr-McGee	11	15	10	1.3	8.4
Subtotal (Top 15)	335	310	337	37.9	-9.0 % (weighted avg.)
All Others	540	535	558	62.1	
Grand Total	875	845	895	100.0 %	

The big producers are aggressively drilling, yet their production is still declining. After a stunning 9% drop in '02, their production will fall again in '03

Financial Information

Steadily Improving Balance Sheet

($ in thousands)	Historical	% of Total	Pro Forma[1]	Pro Forma As Adjusted[2]	Pro Forma As Further Adjusted[3]	% of Total
			As of December 31, 2002			
Cash and Cash Equivalents	$ 248		$ -	$ 318	$ 82	
Revolver	$ -	- %	$ 37	$ -	$ -	- %
7.875% Senior Notes due 2004	42	1	42	42	42	1
8.375% Senior Notes due 2008	250	10	250	250	250	8
8.125% Senior Notes due 2011	800	31	800	800	800	25
8.5% Senior Notes due 2012	143	6	143	143	143	4
9.0% Senior Notes due 2012	300	12	300	300	300	9
___% Senior Notes due 2013	-	-	-	-	300	9
7.75% Senior Notes due 2015	150	6	150	150	150	5
Discount on Senior Notes	(16)	(1)	(16)	(16)	(16)	(-)
Total Debt	1,669	65	1,706	1,669	1,969	61
6.75% Preferred Stock	150	6	150	150	150	5
____% Preferred Stock	-	-	-	200	200	6
Common Equity	758	29	758	914	914	28
Total Shareholder's Equity	908	35	908	1,264	1,264	39
Total Book Capitalization	$ 2,577	100 %	$ 2,614	$ 2,933	$ 3,233	100 %

(1) Adjusted for ONEOK Acquisition closed 1/31/03
(2) Pro forma for issuance of 20 mm shares @ $8.50 per share of common equity and for issuance of $200 mm of Preferred Stock
(3) Pro forma for issuance of $300 Senior Notes due 2013 and acquisition of properties

Chesapeake

Debt Reduction Progress


Net Debt Per Mcfe of Proved Reserves
$1.20
$1.10
$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
$1.13
$0.87
$0.80
$0.72
$0.68
$0.69
$0.55-60
39% Reduction
40% Reduction
12/97
12/98
12/99
12/00
12/01
12/02(1)
Goal

(1) Pro forma for ONEOK, El Paso and Vintage acquisitions and financings

55% increase in pro forma reserve base since 1/02, yet only a 1% increase in debt per mcfe

Debt Reduction Progress, II

Net Debt as % of Capital


140
125
110
95
80
65
50
35
137%
129%
75%
63%
65%
59%
56%
50%
59% Reduction
55% Reduction
12/98
12/99
12/00
12/01
12/02
12/02
Pro forma (1)
12/03
Pro forma and estimated (2)
Goal

(1) Pro forma for acquisitions and financings
(2) Pro forma for acquisitions and includes projected net income using a $5.50 NYMEX gas price (adjusted for hedges)

Chesapeake
Natural Gas. Natural Advantages.

Low Costs = High Profitability


2002 Operating Costs
G&A
LOE and Prod. Taxes
$1.40
$1.05
$0.70
$0.35
$0.00
EP
OKE
CHK
BR
DVN
APA
EOG
KMG
PPP
NFX
NBL
XTO
PXD
APC
OEI
COG
FST

CHK = $0.81
Peers = $0.97

Chesapeake

Again, not all mcfe's are created equal!

CHK's Successful Hedging Program

- **In 2001 and 2002, CHK's successful hedging program led the industry with $200 mm of hedging gains**
- **CHK's hedging positions for 2003[(1)] are detailed below:**

	% Hedged[(1)]	NYMEX Average Price
Q1 gas	**86%**	**$ 4.33**
Q2 gas	**52%**	**$ 4.88**
Q3 gas	**48%**	**$ 4.83**
Q4 gas	**40%**	**$ 5.02**
2003 gas	**55%**	**$ 4.70**
2003 oil	**90%**	**$ 27.78**

(1) As of 2/24/03 and pro forma for ONEOK, El Paso and Vintage acquisitions

Chesapeake
Natural Gas. Natural Advantages.

Valuation Information

Net Asset Value Per Share

($ in millions)

	PV 10% $4.00[1]	PV 10% $4.60[1]	As of December 31, 2002, Pro Forma NAV @ $1.50/mcfe	$1.75/mcfe
Proved Reserves @ 2.75 Tcfe	$ 3,900	$ 4,600	$ 4,125	$ 4,825
Other Assets[2]	460	460	460	460
Less Debt[3]	(1,970)	(1,970)	(1,970)	(1,970)
Less Preferred Stock[4]	(350)	(350)	(350)	(350)
Common Stockholders Value	$ 2,040	$ 2,740	$ 2,265	$ 2,965
Outstanding Common Shares, in mm[5]	210	210	210	210
NAV Per Share	$ 9.71	$ 13.05	$ 10.79	$ 14.12
Potential Upside from Current Price[6]	14 %	54%	27%	66%

(1) Oil at $24.00 per bbl (NYMEX), and 2003 acquisitions valued at $4.50 NYMEX
(2) Land, buildings, drilling rigs @$100 mm; 1,200 bcfe of probable/possible reserves @ $0.30/mcfe = $360 mm
(3) Assumes $300 mm of new debt
(4) Assumes $200 of new preferred stock
(5) Includes 20 mm of new common shares
(6) $8.50 per share

Chesapeake
Natural Gas. Natural Advantages.

Projected 2003 NAV

In addition to closing the ONEOK, El Paso and Vintage transactions, in 2003 CHK:

- Will invest $525 mm in drilling and small acquisitions,
- Will add an estimated 350 bcfe @ $1.50/mcfe,
- Will produce 230 bcfe,
- Resulting in 120 bcfe of adds and 2.9 tcfe of total proved reserves as of 12/31/03
- Plus, will generate $150-$250 mm of excess cash flow

This will add $1.75-2.25 per share of NAV through the everyday execution of our business model – this represents 22-28% NAV growth in just one year

Chesapeake
Natural Gas. Natural Advantages

2003 Targets @ Various Gas Prices

Pro forma for El Paso & Vintage acquisitions ($ in millions; gas price = NYMEX; oil at $24.73 NYMEX)

	@$4.00	@$4.50	@$5.00	@$5.50	@$6.00
O/G revenue (unhedged) @ 232.5 bcfe prod.	$ 880	$ 970	$ 1,059	$ 1,149	$ 1,238
Hedging effect	98	52	7	(38)	(83)
Marketing and other	11	11	11	11	11
Production taxes (@ 6.5%)	(58)	(63)	(69)	(75)	(81)
LOE (@ $0.54/mcfe)	(124)	(124)	(124)	(124)	(124)
G&A (@ $0.08/mcfe)	(19)	(19)	(19)	(19)	(19)
Ebitda	788	827	865	904	942
Interest	(154)	(154)	(154)	(154)	(154)
Discretionary cash flow	634	673	711	750	788
Depreciation (@ $1.32/mcfe)	(305)	(305)	(305)	(305)	(305)
Depreciation of other assets (@ $.08/mcfe)	(19)	(19)	(19)	(19)	(19)
Income taxes (all deferred)	(124)	(140)	(155)	(170)	(186)
Net income to common	$ 186	$ 209	$ 232	$ 256	$ 278
Cash flow per share	$ 2.53	$ 2.68	$ 2.83	$ 2.99	$ 3.14
Net income per share	$ 0.74	$ 0.83	$ 0.92	$ 1.02	$ 1.11
Net debt/ebitda	2.3x	2.1x	1.9x	1.7x	1.5x
Ebitda/fixed charges	4.5x	4.7x	4.9x	5.2x	5.4x
MEV/discretionary cash flow[1]	2.8x	2.7x	2.5x	2.4x	2.3x
EV/ebitda[2]	5.2x	5.0x	4.7x	4.5x	4.4x
PE ratio	9.7x	8.6x	7.8x	7.0x	6.5x

(1) MEV = 1.8 billion @ $8.50/share
(2) EV = $4.1 billion @ $8.50/share

Summary

Why Own CHK?

- Gas – purest play in U.S.
- Focus – one product, one area = high profitability
- Preparation – ready for today's gas environment and have proved we can handle all gas environments
- Growth – 6 consecutive quarters of production growth vs. industry's 6 quarters of production decline
- Value – CHK trades at a discount to NAV
- Income – CHK pays a $0.12 annual dividend
- Commitment – co-founders own 14% of stock, and:
  - Have bought $6 million of common since September '02
  - Have bought $50 million of CHK senior notes in February '03
  - Will buy $4 million of common equity in this deal

Chesapeake
Natural Gas, Natural Advantages

Certain Considerations

- Offerings are not contingent on closing of acquisitions. El Paso and Vintage acquisitions are expected to close in March 2003, but could be delayed.
- See Risk Factors in annual report on form 10-K for year ended December 31, 2002.

Certain Reserve Information

- The Securities and Exchange Commission has generally permitted oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use the terms "probable" and "possible" reserves, reserve "potential" or "upside" or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC's guidelines may prohibit us from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the company.

Chesapeake
Natural Gas, Natural Advantages

Forward Looking Statements

Forward-looking Information:

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include estimates and give our current expectations or forecasts of future events. Although we believe our forward-looking statements are reasonable, they can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. These risks and other risk factors are described in the prospectus and prospectus supplement related to this offering, the company's 2002 annual report on Form 10-K and subsequent filings with the Securities and Exchange Commission.

Chesapeake
Natural Gas, Natural Advantages

Corporate Information

CHK LISTED NYSE

Chesapeake Headquarters
6100 N. Western Avenue
Oklahoma City, OK 73118
(405) 848-8000

Web site: www.chkenergy.com

Common Stock NYSE: CHK

Contact
Tom Price, Jr.
Sr. Vice President – Corporate Development
(405) 879-9257
tprice@chkenergy.com

Marcus C. Rowland
Executive Vice President and
Chief Financial Officer
(405) 879-9232
mrowland@chkenergy.com

Other Publicly Traded Securities

6.75% Convertible Preferred Stock	CUSIP #165167503
7.875% Senior Notes Due 2004	CUSIP #165167AM9
8.375% Senior Notes Due 2008	CUSIP #165167AV9
8.125% Senior Notes Due 2011	CUSIP #165167AS6
8.5% Senior Notes Due 2012	CUSIP #165167AN7
9.0% Senior Notes Due 2012	CUSIP #165167AX5
7.75% Senior Notes Due 2015	CUSIP #165167BA4

Chesapeake
Natural Gas. Natural Advantages.